SUPPLEMENT TO THE PROSPECTUS OF
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS


I.       Evergreen Global Leaders Fund

         The  section  of  the  prospectuses   entitled  "THE  FUNDS'  PORTFOLIO
MANAGERS" is supplemented to reflect the following change:

     Edwin D. Miska and Anthony Han, CFA co-manage the Fund. Mr. Miska has managed the Fund since November 1995. Mr. Miska has been an analyst with EAMC and its predecessor since 1986. He became a portfolio manager with EAMC in 1989.

     Anthony Han, CFA joined EAMC in January 2000 as a Vice President and portfolio manager. Prior to joining EAMC, Mr. Han was an International Analyst with The Pioneer Group since September 1992.



                                                                    553362 3/00
March 17, 2000